VIRTUS Duff & Phelps International Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—97.0%
Australia—9.5%
Dexus(1)	100,718	$806
GPT Group (The) - In Specie(1)(2)	588,920	—
National Storage REIT	490,504	728
NEXTDC Ltd.(1)	54,339	483
Scentre Group	562,000	1,155
		3,172

Belgium—1.7%
Warehouses De Pauw CVA	14,766	564
Canada—8.7%
Allied Properties Real Estate Investment Trust	22,300	810
Boardwalk Real Estate Investment Trust	30,200	996
Granite Real Estate Investment Trust	11,326	754
Summit Industrial Income REIT	24,300	348
		2,908

China—2.4%
GDS Holdings Ltd. ADR(1)	10,100	793
France—2.9%
Klepierre SA	37,631	970
Germany—11.5%
Aroundtown SA	153,640	1,199
Deutsche Wohnen SE	10,600	648
Vonovia SE	31,149	2,014
		3,861

Hong Kong—11.6%
Hysan Development Co., Ltd.	168,000	669
Link REIT	176,441	1,710
Swire Properties Ltd.	504,000	1,503
		3,882

India—1.6%
Ascendas India Trust	525,100	543
Ireland—2.5%
Irish Residential Properties REIT plc	466,000	841
Japan—20.2%
Ichigo Office REIT Investment Corp.	525	467
Kenedix Office Investment Corp. Class A	132	930
Kenedix Residential Next Investment Corp.	426	921
Mitsubishi Estate Co., Ltd.	135,600	2,193
Mitsui Fudosan Logistics Park, Inc.	199	1,060
Nippon Prologis REIT, Inc.	368	1,171
		6,742

Singapore—2.4%
Mapletree Industrial Trust	390,600	822
Spain—4.9%
Inmobiliaria Colonial Socimi SA	58,500	591
	Shares	Value

Spain—continued
Merlin Properties Socimi SA	100,800	$1,044
		1,635

Sweden—4.8%
Catena AB	11,297	605
Kungsleden AB	81,600	988
		1,593

United Kingdom—12.3%
Derwent London plc	14,831	681
Safestore Holdings plc	64,726	848
Segro plc	36,368	551
UNITE Group plc (The)	64,600	960
Workspace Group plc	92,000	1,061
		4,101

Total Common Stocks (Identified Cost $25,276)		32,427

Total Long-Term Investments—97.0% (Identified Cost $25,276)		32,427

Short-Term Investment—2.1%
Money Market Mutual Fund—2.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)	688,376	688
Total Short-Term Investment (Identified Cost $688)		688

TOTAL INVESTMENTS—99.1% (Identified Cost $25,964)		$33,115
Other assets and liabilities, net—0.9%		305
NET ASSETS—100.0%		$33,420

Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Non-income producing.
(2)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
See Notes to Schedule of Investments

VIRTUS Duff & Phelps International Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2021
($ reported in thousands)
Country Weightings†
Japan	20%
United Kingdom	12
Hong Kong	12
Germany	12
Australia	10
Canada	9
Spain	5
Other	20
Total	100%
† % of total investments as of June 30, 2021.
The following table summarizes the market value of the Fund’s investments as of June 30, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2021	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Assets:
Equity Securities:
Common Stocks	$32,427	$32,427	$—(1)
Money Market Mutual Fund	688	688	—
Total Investments	$33,115	$33,115	$—

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no securities valued using significant observable inputs (Level 2) at June 30, 2021.
There were no transfers into or out of Level 3 related to securities held at June 30, 2021.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended June 30, 2021.
See Notes to Schedule of Investments

VIRTUS DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”) and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options and futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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